Exhibit 32

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter
M. Groteke, President, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 16, 2005

                                               /s/ Walter M. Groteke
                                               ---------------------------------
                                               Walter M. Groteke
                                               Chairman of the Board, President
                                               and Chief Executive Officer





 Certificate Pursuant to

              18 U.S.C. Section 1350,
              as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter
C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 16, 2005
                                               /s/ Peter C. Castle
                                               ---------------------------------
                                               Peter C. Castle
                                               Secretary and Treasurer
                                               Chief Financial Officer and
                                               Chief Accounting Officer